UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 2, 2010

P. H. Glatfelter Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 500, York, Pennsylvania		17401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717 225 4711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2010, Mr. Dante C. Parrini and P. H. Glatfelter Company (the “Company”) entered into a Non-Competition and Non-Solicitation Agreement (the “Agreement”). Mr. Parrini is currently the Company’s Executive Vice President and Chief Operating Officer and will become the Company’s President and Chief Executive Officer on January 1, 2011. As consideration for entering into this Agreement, the Company granted Mr. Parrini 55,360 restricted stock units, 100% of which will vest on the fifth anniversary of the award, and agreed to pay him certain severance benefits upon his termination. If Mr. Parrini is terminated other than for cause or resigns for good reason, he will be entitled to the severance benefits as set forth in the Company’s Guidelines for Executive Severance (the “Guidelines”) in effect at that time, provided that, in no event will certain benefits be less than those set forth in the current Guidelines. The current Guidelines provide for cash severance equal to one month’s pay per year of service up to a maximum of 18 months pay for Executive Vice Presidents and 24 months pay for the Chief Executive Officer (the “Cash Severance Period”) and certain other benefits.

Pursuant to the Agreement, Mr. Parrini has agreed that, upon separation from the Company for any reason, for a period of one year, he will not be employed by, consult with or render services to, any business that competes with the Company. During this period, he also will not solicit employees or customers from the Company. If Mr. Parrini’s employment ends due to a termination event described above, the non-competition and non-solicitation period will be extended to equal the Cash Severance Period, provided that the non-competition and non-solicitation period shall not exceed two years.

A copy of the Agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

10.1	Non-Competition and Non-Solicitation Agreement by and between P. H. Glatfelter Company and Dante C. Parrini, dated July 2, 2010.

10.2	Guidelines for Executive Severance.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

July 6, 2010	By:	/s/ Thomas G. Jackson

Name: Thomas G. Jackson
Title: Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Non-Competition and Non-Solicitation Agreement by and between P. H. Glatfelter Company and Dante C. Parrini, dated July 2, 2010.
10.2	Guidelines for Executive Severance